UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2005

Wellman, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10033	04-1671740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1041 521 Corporate Center Drive
Fort Mill, South Carolina		29715
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (803) 835-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. –Other Events.
SIGNATURES
Ex-99.1 Press Release dated June 15, 2005

Item 8.01. –Other Events.

     On June 15, 2005, Wellman, Inc. issued a press release announcing that it will record a pretax charge of $24 million in the second quarter of 2005 that is expected to cover the cost of a settlement with 33 purchasers of polyester staple fiber as well as expected future costs to defend or settle all other civil claims alleging that the Company engaged in price fixing and customer allocation for sales of polyester staple fiber. The after-tax effect of the charge will be $15.6 million. This Form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.

June 16, 2005	/s/ Mark J. Ruday

Mark J. Ruday
Vice President, Chief Accounting Officer and Controller

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EXHIBIT INDEX

Exhibit	Description
Number

99.1	Press release dated June 15, 2005.

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